Exhibit 99

FOR IMMEDIATE RELEASE
Investor / Media Contact
Maria Duey
Vice President — Investor Relations
313.792.5500
maria_duey@mascohq.com
MASCO CORPORATION REPORTS 2009 RESULTS
     2009 Fourth Quarter Trends
•	Markets for most of our products are showing modest improvement.

•	Comparing the fourth quarter of 2009 to the fourth quarter of 2008:
•	Sales to key retailers increased eight percent.

•	Three of our five business segments had sales increases.

•	Our International operations had another strong quarter.

•	Operating profit (excluding impairment charges for goodwill and other intangible assets) improved.
     2009 Full-Year Highlights
•	Over $1.4 billion of cash at December 31, 2009.

•	Free cash flow (cash from operations, less capital expenditures, before dividends) approximated $550 million.

•	Net sales from continuing operations declined 18 percent to $7.8 billion.

•	Income from continuing operations was $.11 per common share excluding non-cash impairment charges for goodwill.

•	(Loss) from continuing operations, as reported, was ($.41) per common share.
Taylor, Mich., (February 10, 2010) — Masco Corporation (NYSE: MAS) today reported that net sales from continuing operations for the year ended December 31, 2009 declined 18 percent to $7.8 billion from $9.5 billion for 2008. North American sales declined 18 percent and International sales declined 17 percent. In local currencies, International sales declined ten percent compared with 2008.
Income from continuing operations was $.11 per common share and $.20 per common share for 2009 and 2008, respectively, excluding non-cash impairment charges for goodwill and other intangible assets. Including these charges, the loss from continuing operations, as reported, was ($140) million or ($.41) per common share and ($366) million or ($1.06) per common share for the years ended December 31, 2009 and 2008, respectively.

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“We are very encouraged by our 2009 financial and operating performance in one of the more difficult economic environments Masco has ever experienced. Although our sales were down 18 percent, compared to 2008, we were able to offset a significant portion of our volume declines, primarily as a result of innovative new product introductions and market share gains,” said Masco’s CEO Tim Wadhams. “Obviously, forecasting business conditions and Company performance was extremely challenging in 2009, but having said that, we continued to exceed our expectations for sales, operating profit and cash flow as the year progressed. Ending the year with over $1.4 billion of cash is a testament to the world-wide Masco Team’s dedication and commitment to our emphasis on cash generation. We are very proud of their accomplishments,” added Wadhams.
Results for 2009 were adversely affected by lower sales volume of new home construction products and services, as well as a decline in consumer spending for home improvement products in both North American and International markets. The negative market conditions were partially offset by increased sales volume of paints and stains, market share gains, the improved relationship between selling prices and commodity costs and benefits associated with business rationalizations and other cost savings initiatives.
We continue to focus on the rationalization of our businesses, including business consolidations, plant closures, headcount reductions, system implementations and other initiatives. During 2009 and 2008, we incurred costs and charges of $94 million pre-tax ($.17 per common share, after tax) and $78 million pre-tax ($.14 per common share, after tax), respectively, related to these initiatives.
During 2009, we recognized non-cash, pre-tax impairment charges for goodwill (in the fourth quarter) aggregating $262 million ($.51 per common share, after tax), non-cash, pre-tax impairment charges for financial investments aggregating $10 million ($.02 per common share, after tax) and pre-tax currency transaction gains of $17 million ($.03 per common share, after tax). During 2008, we recognized non-cash, pre-tax impairment charges for goodwill and other intangible assets (in the fourth quarter) aggregating $467 million ($1.26 per common share, after tax), non-cash, pre-tax impairment charges for financial investments aggregating $58 million ($.10 per common share, after tax) and pre-tax currency transaction losses of $29 million ($.05 per common share, after tax).
Fourth Quarter 2009
Fourth quarter 2009 net sales from continuing operations declined three percent to $1.9 billion compared with $2.0 billion for the fourth quarter 2008. North American sales declined seven percent and International sales increased 12 percent. In local currencies, International sales increased one percent compared with the fourth quarter of 2008.
Income (loss) from continuing operations was $.02 per common share and ($.17) per common share for the fourth quarters of 2009 and 2008, respectively, excluding non-cash impairment charges for goodwill and other intangible assets. Including these charges, loss from continuing operations, as reported, was ($173) million or ($.49) per common share and ($504) million or ($1.44) per common share for the fourth quarters of 2009 and 2008, respectively.

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During the fourth quarters of 2009 and 2008, we incurred costs and charges of $27 million pre-tax ($.05 per common share, after tax) and $39 million pre-tax ($.07 per common share, after tax), respectively, related to the rationalization of our businesses. In addition, in the fourth quarter of 2008, we recognized non-cash, pre-tax impairment charges for financial investments of $28 million ($.05 per common share, after tax).
“Although new home construction and big-ticket remodeling activity continues to be depressed, our other product groups experienced relatively solid top-line repair and remodel sales growth in the fourth quarter of 2009. The fourth quarter of 2009 is the first quarter in a long time where sales to key retailers and operating profit, adjusted for impairment charges, exceeded the prior year quarter. We are encouraged by these positive trends, and we continue to increase market share in key segments as we move into 2010,” said Tim Wadhams.
2010 Outlook
We expect that business conditions in 2010 will improve compared to 2009. While we are concerned about the impact of current unemployment levels, foreclosure activity and access to financing, we believe that housing starts will improve in 2010 and will increase to a range of 600,000 to 700,000 units.
While we anticipate that expenditures on repair and remodel activity will improve modestly in 2010 from 2009 levels, we believe that big-ticket items will continue to be deferred, in the short-term, until general economic conditions, credit availability and home prices improve.
We are confident that the long-term fundamentals for the new home construction and home improvement markets are positive. We believe that our strong financial position, together with our current strategy of investing in leadership brands (including: KraftMaid and Merillat cabinets, Delta and Hansgrohe faucets, Behr paint and Milgard windows), our continued focus on innovation and our commitment to lean principles will allow us to drive long-term growth and create value for our shareholders.
Beginning with 2010, Masco will no longer provide definitive earnings per common share and cash flow guidance. Instead, we will provide additional segment detail, along with estimates of key financial data.
Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.
The 2009 fourth quarter and full-year supplemental material including a presentation in PDF format, will be distributed after the market closes on February 10, 2010 and will be available on the Company’s Web site at www.masco.com.
A conference call regarding items contained in this release is scheduled for Thursday, February 11, 2010 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (913) 312-0653 (confirmation #4115783).

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The conference call will be webcast simultaneously and in its entirety through the Masco Corporation Web site. Shareholders, media representatives and others interested in Masco may participate in the webcast by registering through the Investor Relations section on the Company’s Web site.
A replay of the call will be available on Masco’s Web site or by phone by dialing (719) 457-0820 (replay access code #4115783). The replay will be available approximately two hours after the end of the call and continue through February 18, 2010.
Masco Corporation’s press releases and other information are available through the Company’s toll free number, 1-888-MAS-NEWS, or under the Investor Relations section of Masco’s Web site at www.masco.com.
# # #
Statements contained herein, or otherwise made available, that reflect the Company’s views about its future performance may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These views involve risks and uncertainties that are difficult to predict and the Company’s results may differ materially from the results discussed in such forward-looking statements. For further information, refer to our most recent Annual Report on Form 10-K (particularly the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections) and to any subsequent Quarterly Reports on Form 10-Q, all of which are on file with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Certain of the financial and statistical data made available are non-GAAP financial measures as defined by the SEC’s Regulation G. The Company believes that such non-GAAP performance measures and ratios used in managing the business may provide users with meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the SEC and is available on Masco’s Web site.

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MASCO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — UNAUDITED
For the Three Months and Twelve Months Ended December 31, 2009 and 2008
(In Millions, Except Per Common Share Data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
Net sales	$1,898	$1,956	$7,792	$9,484
Cost of sales	1,403	1,559	5,774	7,125

Gross profit	495	397	2,018	2,359
Selling, general and administrative expenses	430	414	1,693	1,802
Impairment charges for goodwill and other intangible assets	262	467	262	467
Charge for defined-benefit plan curtailment	—	—	8	—

Operating (loss) profit	(197)	(484)	55	90
Other income (expense), net	(49)	(87)	(206)	(283)

(Loss) income from continuing operations before income taxes	(246)	(571)	(151)	(193)
Income tax (benefit) expense	(84)	(71)	(49)	134

(Loss) income from continuing operations	(162)	(500)	(102)	(327)
(Loss) from discontinued operations, net	(12)	(4)	(43)	(25)

Net (loss) income	(174)	(504)	(145)	(352)
Less: Net income attributable to non-controlling interest	11	4	38	39

Net (loss) income attributable to Masco Corporation	$(185)	$(508)	$(183)	$(391)

Earnings (loss) per common share attributable to Masco Corporation (diluted):
(Loss) income from continuing operations	$(0.49)	$(1.44)	$(0.41)	$(1.06)
(Loss) from discontinued operations, net	(0.03)	(0.01)	(0.12)	(0.07)

Net (loss) income attributable to Masco Corporation	$(0.53)	$(1.45)	$(0.53)	$(1.13)

Average diluted common shares outstanding	352	351	351	353

Amounts attributable to Masco Corporation:
(Loss) income from continuing operations	$(173)	$(504)	$(140)	$(366)
(Loss) from discontinued operations, net	(12)	(4)	(43)	(25)

Net (loss) income attributable to Masco Corporation	$(185)	$(508)	$(183)	$(391)

Masco Corporation
Key Financial Data As Reported — Unaudited
Q4 — 2009 and 2008 (In Millions, Except Earnings Per Share)

Sales & Earnings	12/31/2009	12/31/2008	Change
Net Sales	$1,898	$1,956	-3%
Operating (Loss)	$(197)	$(484)	N/A
Operating (Loss) % of Net Sales	-10.4%	-24.7%	1,430	bps

Other Income (Expense), Net	$(49)	$(87)	44%
Income Tax (Benefit)	$(84)	$(71)	N/A
(Loss) From Continuing Operations Attributable to Masco Corporation	$(173)	$(504)	N/A
Diluted EPS from Continuing Operations	$(0.49)	$(1.44)	N/A

Operating Expenses	12/31/2009	12/31/2008	Change
Cost of Sales	$1,403	$1,559	-10%
Gross Margin	26.1%	20.3%	580	bps
SG&A Expenses (Including GCE)	$430	$414	4%
SG&A as a % of net sales	22.7%	21.2%	(150)	bps
General Corporate Expense (GCE)	$44	$34	29%
General Corp Expense as a % of net sales	2.3%	1.7%	60	bps

Business Segments	12/31/2009	12/31/2008	Change
Cabinets and Related Products:
Net Sales	$426	$488	-13%
Operating (Loss)	$(8)	$(84)	N/A
Operating (Loss) % of Net Sales	-1.9%	-17.2%	1,530	bps

Plumbing Products:
Net Sales	$671	$612	10%
Operating Profit (Loss)	$35	$(193)	N/A
Operating Profit (Loss) % of Net Sales	5.2%	-31.5%	3,670	bps

Installation and Other Services:
Net Sales	$295	$375	-21%
Operating (Loss)	$(27)	$(54)	N/A
Operating (Loss) % of Net Sales	-9.2%	-14.4%	520	bps

Decorative Architectural Products:
Net Sales	$349	$328	6%
Operating Profit	$62	$42	N/A
Operating Profit % of Net Sales	17.8%	12.8%	500	bps

Other Specialty Products:
Net Sales	$157	$153	3%
Operating (Loss)	$(215)	$(161)	N/A
Operating (Loss) % of Net Sales	-136.9%	-105.2%	(3,170)	bps

Total Segment Reported:
Net Sales	$1,898	$1,956	-3%
Operating (Loss)	$(153)	$(450)	N/A
Operating (Loss) % of Net Sales	-8.1%	-23.0%	1,490	bps

Change in Key Retailer Sales	8%	-14%

Masco Corporation
Key Financial Data As Reported — Unaudited
Q4 — 2009 and 2008 (In Millions, Except Earnings Per Share)

Business Regions	12/31/2009	12/31/2008	Change
North America
Net Sales	$1,441	$1,547	-7%
Operating (Loss)	$(168)	$(49)	N/A
Operating (Loss) % of Net Sales	-11.7%	-3.2%	(850)	bps

International, principally Europe
Net Sales	$457	$409	12%
Operating Profit (Loss)	$15	$(401)	N/A
Operating Profit (Loss) % of Net Sales	3.3%	-98.0%	10,130	bps

Other	12/31/2009	12/31/2008
Dividend Payments	$27	$85
Cash Paid for Share Repurchases	$—	$—
Common Shares Repurchased	—	—
CAPEX	$55	$58
Depreciation and Amortization	$64	$59
Average diluted common shares outstanding	352	351

Masco Corporation
Key Financial Data As Reported — Unaudited
Full Year — 2009 and 2008 (In Millions, Except Earnings Per Share and Working Capital Days)

Sales & Earnings	12/31/2009	12/31/2008	Change
Net Sales	$7,792	$9,484	-18%
Operating Profit	$55	$90	N/A
Operating Profit % of Net Sales	0.7%	0.9%	(20)	bps
Other Income (Expense), Net	$(206)	$(283)	27%
Income Tax (Benefit) Expense	$(49)	$134	N/A
(Loss) From Continuing Operations Attributable to Masco Corporation	$(140)	$(366)	N/A
Diluted EPS from Continuing Operations	$(0.41)	$(1.06)	N/A

Operating Expenses	12/31/2009	12/31/2008	Change
Cost of Sales	$5,774	$7,125	-19%
Gross Margin	25.9%	24.9%	100	bps
SG&A Expenses (Including GCE)	$1,701	$1,802	-6%
SG&A as a % of net sales	21.8%	19.0%	(280)	bps
General Corporate Expense (GCE)	$140	$144	-3%
General Corp Expense as a % of net sales	1.8%	1.5%	(30)	bps

Business Segments	12/31/2009	12/31/2008	Change
Cabinets and Related Products:
Net Sales	$1,674	$2,276	-26%
Operating (Loss) Profit	$(64)	$4	N/A
Operating (Loss) Profit % of Net Sales	-3.8%	0.2%	(400)	bps

Plumbing Products:
Net Sales	$2,564	$3,002	-15%
Operating Profit	$237	$110	N/A
Operating Profit % of Net Sales	9.2%	3.7%	550	bps

Installation and Other Services:
Net Sales	$1,256	$1,861	-33%
Operating (Loss)	$(131)	$(46)	N/A
Operating (Loss) % of Net Sales	-10.4%	-2.5%	(790)	bps

Decorative Architectural Products:
Net Sales	$1,714	$1,629	5%
Operating Profit	$375	$299	N/A
Operating Profit % of Net Sales	21.9%	18.4%	350	bps

Other Specialty Products:
Net Sales	$584	$716	-18%
Operating Loss	$(199)	$(124)	N/A
Operating (Loss) % of Net Sales	-34.1%	-17.3%	(1,680)	bps

Total Segment Reported:
Net Sales	$7,792	$9,484	-18%
Operating Profit	$218	$243	N/A
Operating Profit % of Net Sales	2.8%	2.6%	20	bps

Change in Key Retailer Sales	-4%	-12%

Masco Corporation
Key Financial Data As Reported — Unaudited
Full Year — 2009 and 2008 (In Millions, Except Earnings Per Share and Working Capital Days)

Business Regions	12/31/2009	12/31/2008	Change
North America
Net Sales	$6,135	$7,482	-18%
Operating Profit	$93	$493	N/A
Operating Profit % to Net Sales	1.5%	6.6%	(510)	bps

International, principally Europe
Net Sales	$1,657	$2,002	-17%
Operating Profit (Loss)	$125	$(250)	N/A
Operating Profit (Loss) % to Net Sales	7.5%	-12.5%	2,000	bps

Working Capital	12/31/2009	12/31/2008	Change
Receivable Days	48	50	(2)
Inventory Days	48	48	—
Payable Days	47	43	4
Working Capital (Receivables+Inventory-Payables)	$1,148	$1,409	-19%
Working Capital as a % of Sales (As Reported TTM1)	14.7%	14.7%	-	bps

Other		12/31/2009	12/31/2008
Dividend Payments		$166	$336
Cash Paid for Share Repurchases[2]		$11	$160
Common Shares Repurchased[2]		2	9
CAPEX		$125	$200
Depreciation and Amortization		$254	$238
Return on Invested Capital (As Reported TTM1)		0.5%	0.8%
Return on Invested Capital (As Reconciled TTM1)		3.6%	5.3%
Average diluted common shares outstanding		351	353
Average diluted common shares outstanding (January 1)		350	359

Debt Ratio		12/31/2009	12/31/2008
Long-Term Debt		$3,604	$3,915
Notes Payable		$364	$71
Total Debt		$3,968	$3,986

Shareholders’ Equity[3]		$2,817	$2,981

Debt to Capital		58%	57%

[1]	- Trailing twelve months.

[2]	- Common shares were repurchased to offset the effect of stock award grants in the first quarter of 2009.

[3]	- Shareholders’ Equity at 12/31/08 includes $135 million related to the noncontrolling interest reclassification.

Masco Corporation — 4th Quarter 2009

Page
1	Condensed Consolidated Statements of Operations — 2009 & 2008 by Quarter — Unaudited

2	Notes to Condensed Consolidated Statements of Operations — 2009 & 2008 by Quarter — Unaudited

3	2009 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

4	2009 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

5	2009 Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

6	2008 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

7	2008 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

8	2008 Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

9	Other Income (Expense), Net — 2009 & 2008 by Quarter — Unaudited

10	Condensed Consolidated Balance Sheets — Unaudited GAAP Reconciliations:

GAAP Reconciliations:

11	Sales Growth Excluding the Effect of Acquisitions and Currency Translation — Unaudited

12	Operating Profit and Margins — Unaudited

13	Operating (Loss) Profit and Shareholders’ Equity — Unaudited

14	Reconciliation for Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

MASCO CORPORATION
Condensed Consolidated Statements of Operations
2009 & 2008 — by Quarter — Unaudited
(dollars in millions, except per share data)

	2009					2008
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales	$7,792	$1,898	$2,084	$2,013	$1,797	$9,484	$1,956	$2,501	$2,610	$2,417

Cost of Sales	5,774	1,403	1,517	1,470	1,384	7,125	1,559	1,854	1,916	1,796

Gross Profit	2,018	495	567	543	413	2,359	397	647	694	621
(Gross Margin as a % of Sales)	25.9%	26.1%	27.2%	27.0%	23.0%	24.9%	20.3%	25.9%	26.6%	25.7%

SG&A Expense (before lines 1, 2, 3, 4)	1,546.0	386	386	400	374	1,649	380	409	442	418
(S,G&A Expense as a % of Sales)	19.8%	20.3%	18.5%	19.9%	20.8%	17.4%	19.4%	16.4%	16.9%	17.3%

Operating Profit (before lines 1, 2, 3, 4)	472.0	109	181	143	39	710	17	238	252	203
(Operating Margin as a % of Sales)	6.1%	5.7%	8.7%	7.1%	2.2%	7.5%	0.9%	9.5%	9.7%	8.4%

1 General Corporate Expense (GCE), Net	140	44	36	27	33	144	34	32	35	43

S,G&A Expense as a % of Sales (including lines 1,2,3,4)	25.2%	36.5%	20.6%	21.2%	23.1%	18.9%	21.2%	17.6%	18.3%	19.1%

2 Charge for Defined-Benefit Plan Curtailment	8	—	—	—	8	—	—	—	—	—

3 Charge for Litigation Settlement	7	—	7	—	—	9	—	9	—	—

4 Impairment Charges for Goodwill and Other Intangible Assets	262	262	—	—	—	467	467	—	—	—

Operating Profit (Loss) per F/S	$55	$(197)	$138	$116	$(2)	$90	$(484)	$197	$217	$160

Income (Loss) Per Common Share Attributable to
Masco Corporation (Diluted):

Income (Loss) from Continuing Operations	$(0.41)	$(0.49)	$0.14	$0.19	$(0.24)	$(1.06)	$(1.44)	$0.11	$0.20	$0.06

(Loss) Income from Discontinued Operations, Net	(0.12)	(0.03)	(0.06)	(0.03)	0.01	(0.07)	(0.01)	(0.02)	0.02	(0.06)

Net Income (Loss)	$(0.53)	$(0.53)	$0.08	$0.15	$(0.23)	$(1.13)	$(1.45)	$0.09	$0.23	$—

Please see page 2 for Notes.

MASCO CORPORATION
Notes To Condensed Consolidated Statements of Operations
2009 & 2008 — by Quarter — Unaudited
Notes:
-	Data exclude discontinued operations.

-	Operating results for the fourth quarter of 2009 include non-cash impairment charges for goodwill and other intangible assets of $262 million pre-tax ($.51 per common share, after tax).

-	Operating results for the first, second, third and fourth quarters of 2009 include costs and charges related to business rationalizations and other initiatives of $24 million pre-tax ($.04 per common share, after tax), $22 million pre-tax ($.04 per common share, after tax), $21 million pre-tax ($.04 per common share, after tax), and $27 million pre-tax ($.05 per common share, after tax), respectively.

-	Operating results for the third quarter of 2009 include litigation settlement expense of $7 million pre-tax ($.01 per common share, after tax).

-	Operating results for the second quarter of 2009 include accelerated stock compensation expense of $6 million pre-tax ($.01 per common share, after tax).

-	Operating results for the first quarter of 2009 include a non-cash charge of $8 million pre-tax ($.01 per common share, after tax) related to the curtailment and remeasurement of certain of the Company’s defined-benefit pension plans.

-	Income from continuing operations for the first and second quarters of 2009 includes non-cash impairment charges for financial investments of $3 million pre-tax ($.01 per common share, after tax) and $7 million pre-tax ($.01 per common share, after tax), respectively.

-	(Loss) income from discontinued operations for the fourth quarter of 2009 include loss of $19 million pre-tax ($.04 per common share, after tax) on the disposition of a European business unit in the Plumbing Products segment.

-	(Loss) income from discontinued operations for the third quarter of 2009 include loss of $22 million pre-tax ($.06 per common share, after tax) on the disposition of a European business unit in the Plumbing Products segment.

-	Operating results for the fourth quarter of 2008 include non-cash impairment charges for goodwill and other intangible assets of $467 million pre-tax ($1.27 per common share, after tax).

-	Operating results for the first, second, third and fourth quarters of 2008 include costs and charges related to business rationalizations and other initiatives of $9 million pre-tax ($.02 per common share, after tax), $15 million pre-tax ($.03 per common share, after tax), $15 million per common share pre-tax ($.03 per common share, after tax) and $39 million pre-tax ($.07 per common share, after tax), respectively.

-	Income from continuing operations for the first, second, third and fourth quarters of 2008 includes non-cash impairment charges for financial investments of $26 million pre-tax ($.05 per common share, after tax), $3 million pre-tax, $1 million pre-tax and $28 million pre-tax ($.05 per common share, after tax), respectively.

-	(Loss) income from discontinued operations for the first and second quarters of 2008 includes non-cash charges for those business units that were expected to be divested at a loss of $43 million pre-tax ($.06 per common share, after tax) and $2 million pre-tax, respectively.

-	Per common share amounts for the four quarters of 2008 do not total to the per common share amounts for the year, primarily due to the allocation of income to unvested stock awards.

-	Income per common share amounts reflect the adoption of new Financial Accounting Standards Board (“FASB”) guidance regarding whether instruments granted in share-based transactions are participating securities which was effective January 1, 2009 and required retrospective application.

MASCO CORPORATION
Quarterly Segment Data — 2009
Excluding Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$1,674	$426	$434	$419	$395
- Plumbing Products	2,564	671	678	631	584
- Installation and Other Services	1,256	295	332	312	317
- Decorative Architectural Products	1,714	349	474	505	386
- Other Specialty Products	584	157	166	146	115

- Total	$7,792	$1,898	$2,084	$2,013	$1,797

- North America	$6,135	$1,441	$1,630	$1,630	$1,434
- International, principally Europe	1,657	457	454	383	363

- Total, as above	$7,792	$1,898	$2,084	$2,013	$1,797

Operating (Loss) Profit:
- Cabinets and Related Products	$(21)	$9	$(9)	$(2)	$(19)
- Plumbing Products	295	80	99	78	38
- Installation and Other Services	(107)	(25)	(27)	(27)	(28)
- Decorative Architectural Products	376	62	123	116	75
- Other Specialty Products	27	8	16	8	(5)

- Total	$570	$134	$202	$173	$61

- North America	$394	$75	$139	$141	$39
- International, principally Europe	176	59	63	32	22

- Total, as above	$570	$134	$202	$173	$61

General Corporate Expense (GCE), Net	136	42	36	27	31

Accelerated Stock Compensation Expense	6	—	—	6	—

Loss on Corporate Fixed Assets, Net	2	—	—	2	—

Charge for Litigation Settlement	7	—	7	—	—

Charge for Defined-Benefit Plan Curtailment	8	—	—	—	8

Operating Profit (after GCE and Adjustments)	411	92	159	138	22

Other Income (Expense), Net	(206)	(49)	(49)	(49)	(59)

Income (Loss) from Continuing Operations before Income Taxes	$205	$43	$110	$89	$(37)

Margins:
- Cabinets and Related Products	-1.3%	2.1%	-2.1%	-0.5%	-4.8%
- Plumbing Products	11.5%	11.9%	14.6%	12.4%	6.5%
- Installation and Other Services	-8.5%	-8.5%	-8.1%	-8.7%	-8.8%
- Decorative Architectural Products	21.9%	17.8%	25.9%	23.0%	19.4%
- Other Specialty Products	4.6%	5.1%	9.6%	5.5%	-4.3%
- Total	7.3%	7.1%	9.7%	8.6%	3.4%

- North America	6.4%	5.2%	8.5%	8.7%	2.7%
- International, principally Europe	10.6%	12.9%	13.9%	8.4%	6.1%
- Total, as above	7.3%	7.1%	9.7%	8.6%	3.4%

Notes:
–	Data exclude discontinued operations.

–	Operating (loss) profit and margins by segment and geographic area are before general corporate expense, charge for defined-benefit plan curtailment, accelerated stock compensation expense, loss on corporate fixed assets, net and charge for litigation settlement.

–	See 2009 Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — page 5.

MASCO CORPORATION
Quarterly Segment Data — 2009
Including Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$1,674	$426	$434	$419	$395
- Plumbing Products	2,564	671	678	631	584
- Installation and Other Services	1,256	295	332	312	317
- Decorative Architectural Products	1,714	349	474	505	386
- Other Specialty Products	584	157	166	146	115

- Total	$7,792	$1,898	$2,084	$2,013	$1,797

- North America	$6,135	$1,441	$1,630	$1,630	$1,434
- International, principally Europe	1,657	457	454	383	363

- Total, as above	$7,792	$1,898	$2,084	$2,013	$1,797

Operating (Loss) Profit:
- Cabinets and Related Products	$(64)	$(8)	$(16)	$(12)	$(28)
- Plumbing Products	237	35	93	74	35
- Installation and Other Services	(131)	(27)	(34)	(34)	(36)
- Decorative Architectural Products	375	62	122	116	75
- Other Specialty Products	(199)	(215)	16	7	(7)

- Total	$218	$(153)	$181	$151	$39

- North America	$93	$(168)	$123	$119	$19
- International, principally Europe	125	15	58	32	20

- Total, as above	$218	$(153)	$181	$151	$39

General Corporate Expense (GCE), Net	140	44	36	27	33

Accelerated Stock Compensation Expense	6	—	—	6	—

Loss on Corporate Fixed Assets, Net	2	—	—	2	—

Charge for Litigation Settlement	7	—	7	—	—

Charge for Defined-Benefit Plan Curtailment	8	—	—	—	8

Operating (Loss) Profit (after GCE and Adjustments)	55	(197)	138	116	(2)

Other Income (Expense), Net	(206)	(49)	(49)	(49)	(59)

Income (Loss) from Continuing Operations before Income Taxes	$(151)	$(246)	$89	$67	$(61)

Margins:
- Cabinets and Related Products	-3.8%	-1.9%	-3.7%	-2.9%	-7.1%
- Plumbing Products	9.2%	5.2%	13.7%	11.7%	6.0%
- Installation and Other Services	-10.4%	-9.2%	-10.2%	-10.9%	-11.4%
- Decorative Architectural Products	21.9%	17.8%	25.7%	23.0%	19.4%
- Other Specialty Products	-34.1%	-136.9%	9.6%	4.8%	-6.1%
- Total	2.8%	-8.1%	8.7%	7.5%	2.2%

- North America	1.5%	-11.7%	7.5%	7.3%	1.3%
- International, principally Europe	7.5%	3.3%	12.8%	8.4%	5.5%
- Total, as above	2.8%	-8.1%	8.7%	7.5%	2.2%

Notes:
–	Data exclude discontinued operations.

–	Operating (loss) profit and margins by segment and geographic area are before general corporate expense, charge for defined benefit plan curtailment, accelerated stock compensation expense, loss on corporate fixed assets, net and charge for litigation settlement.

–	See 2009 Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — page 5.

MASCO CORPORATION
Quarterly Segment Data — 2009
Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Business Rationalizations & Other Initiatives
- Cabinets and Related Products	$43	$17	$7	$10	$9
- Plumbing Products	19	6	6	4	3
- Installation and Other Services	24	2	7	7	8
- Decorative Architectural Products	1	—	1	—	—
- Other Specialty Products	3	—	—	1	2

- Total	$90	$25	$21	$22	$22

- North America	$78	$20	$16	$22	$20
- International, principally Europe	12	5	5	—	2

- Total, as above	$90	$25	$21	$22	$22

General Corporate Expense (GCE), Net	4	2	—	—	2

- Total	$94	$27	$21	$22	$24

Goodwill and Other Intangible Assets Impairment
- Cabinets and Related Products	$—	$—	$—	$—	$—
- Plumbing Products	39	39	—	—	—
- Installation and Other Services	—	—	—	—	—
- Decorative Architectural Products	—	—	—	—	—
- Other Specialty Products	223	223	—	—	—

- Total	$262	$262	$—	$—	$—

- North America	$223	$223	$—	$—	$—
- International, principally Europe	39	39	—	—	—

- Total, as above	$262	$262	$—	$—	$—

Notes:

-	Data exclude discontinued operations.

-	Business rationalizations and other initiatives include costs and charges for business consolidations, plant closures, headcount reductions, system implementations and other initiatives.

MASCO CORPORATION
Quarterly Segment Data — 2008
Excluding Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$2,276	$488	$584	$608	$596
- Plumbing Products	3,002	612	778	824	788
- Installation and Other Services	1,861	375	492	508	486
- Decorative Architectural Products	1,629	328	446	476	379
- Other Specialty Products	716	153	201	194	168

- Total	$9,484	$1,956	$2,501	$2,610	$2,417

- North America	$7,482	$1,547	$1,975	$2,067	$1,893
- International, principally Europe	2,002	409	526	543	524

- Total, as above	$9,484	$1,956	$2,501	$2,610	$2,417

Operating Profit (Loss):
- Cabinets and Related Products	$86	$(12)	$29	$40	$29
- Plumbing Products	336	22	101	111	102
- Installation and Other Services	21	3	11	8	(1)
- Decorative Architectural Products	301	42	95	90	74
- Other Specialty Products	37	(1)	17	13	8

- Total	$781	$54	$253	$262	$212

- North America	$602	$38	$200	$207	$157
- International, principally Europe	179	16	53	55	55

- Total, as above	$781	$54	$253	$262	$212

General Corporate Expense (GCE), Net	137	32	32	30	43

(Gain) on Sales of Corporate Fixed Assets, Net	—	—	—	—	—

Charge for Litigation Settlement	9	—	9	—	—

Operating Profit (after GCE and Adjustments)	635	22	212	232	169

Other Income (Expense), Net	(283)	(87)	(56)	(56)	(84)

Income (Loss) from Continuing Operations before Income Taxes	$352	$(65)	$156	$176	$85

Margins:
- Cabinets and Related Products	3.8%	-2.5%	5.0%	6.6%	4.9%
- Plumbing Products	11.2%	3.6%	13.0%	13.5%	12.9%
- Installation and Other Services	1.1%	0.8%	2.2%	1.6%	-0.2%
- Decorative Architectural Products	18.5%	12.8%	21.3%	18.9%	19.5%
- Other Specialty Products	5.2%	-0.7%	8.5%	6.7%	4.8%
- Total	8.2%	2.8%	10.1%	10.0%	8.8%

- North America	8.0%	2.5%	10.1%	10.0%	8.3%
- International, principally Europe	8.9%	3.9%	10.1%	10.1%	10.5%
- Total, as above	8.2%	2.8%	10.1%	10.0%	8.8%

Notes:

-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of corporate fixed assets and charge for litigation settlement.

-	See 2008 Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — page 8.

MASCO CORPORATION
Quarterly Segment Data — 2008
Including Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$2,276	$488	$584	$608	$596
- Plumbing Products	3,002	612	778	824	788
- Installation and Other Services	1,861	375	492	508	486
- Decorative Architectural Products	1,629	328	446	476	379
- Other Specialty Products	716	153	201	194	168

- Total	$9,484	$1,956	$2,501	$2,610	$2,417

- North America	$7,482	$1,547	$1,975	$2,067	$1,893
- International, principally Europe	2,002	409	526	543	524

- Total, as above	$9,484	$1,956	$2,501	$2,610	$2,417

Operating Profit (Loss):
- Cabinets and Related Products	$4	$(84)	$23	$37	$28
- Plumbing Products	110	(193)	95	109	99
- Installation and Other Services	(46)	(54)	10	4	(6)
- Decorative Architectural Products	299	42	94	89	74
- Other Specialty Products	(124)	(161)	16	13	8

- Total	$243	$(450)	$238	$252	$203

- North America	$493	$(49)	$193	$200	$149
- International, principally Europe	(250)	(401)	45	52	54

- Total, as above	$243	$(450)	$238	$252	$203

General Corporate Expense (GCE), Net	144	34	32	35	43

(Gain) on Sales of Corporate Fixed Assets, Net	—	—	—	—	—

Charge for Litigation Settlement	9	—	9	—	—

Operating Profit (Loss) (after GCE and Adjustments)	90	(484)	197	217	160

Other Income (Expense), Net	(283)	(87)	(56)	(56)	(84)

(Loss) Income from Continuing Operations before Income Taxes	$(193)	$(571)	$141	$161	$76

Margins:
- Cabinets and Related Products	0.2%	-17.2%	3.9%	6.1%	4.7%
- Plumbing Products	3.7%	-31.5%	12.2%	13.2%	12.6%
- Installation and Other Services	-2.5%	-14.4%	2.0%	0.8%	-1.2%
- Decorative Architectural Products	18.4%	12.8%	21.1%	18.7%	19.5%
- Other Specialty Products	-17.3%	-105.2%	8.0%	6.7%	4.8%
- Total	2.6%	-23.0%	9.5%	9.7%	8.4%

- North America	6.6%	-3.2%	9.8%	9.7%	7.9%
- International, principally Europe	-12.5%	-98.0%	8.6%	9.6%	10.3%
- Total, as above	2.6%	-23.0%	9.5%	9.7%	8.4%

Notes:

-	Data exclude discontinued operations.

-	Operating profit (loss) and margins by segment and geographic area are before general corporate expense, (gain) on sale of corporate fixed assets and charge for litigation settlement.

-	See 2008 Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — page 8.

MASCO CORPORATION
Quarterly Segment Data — 2008
Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Business Rationalizations & Other Initiatives
- Cabinets and Related Products	$23	$13	$6	$3	$1
- Plumbing Products	23	12	6	2	3
- Installation and Other Services	15	5	1	4	5
- Decorative Architectural Products	2	—	1	1	—
- Other Specialty Products	8	7	1	—	—

- Total	$71	$37	$15	$10	$9

- North America	$47	$25	$7	$7	$8
- International, principally Europe	24	12	8	3	1

- Total, as above	$71	$37	$15	$10	$9

General Corporate Expense (GCE), Net	7	2	—	5	—

- Total	$78	$39	$15	$15	$9

Goodwill and Other Intangible Assets Impairment
- Cabinets and Related Products	$59	$59	$—	$—	$—
- Plumbing Products	203	203	—	—	—
- Installation and Other Services	52	52	—	—	—
- Decorative Architectural Products	—	—	—	—	—
- Other Specialty Products	153	153	—	—	—

- Total	$467	$467	$—	$—	$—

- North America	$62	$62	$—	$—	$—
- International, principally Europe	405	405	—	—	—

- Total, as above	$467	$467	$—	$—	$—

Notes:

-	Data exclude discontinued operations.

-	Business rationalizations and other initiatives include costs and charges for business consolidations, plant closures, headcount reductions, system implementations and other initiatives.

MASCO CORPORATION
Other Income (Expense), Net
2009 & 2008 — by Quarter — Unaudited
(in millions)

	2009					2008
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Interest Expense	$(225)	$(56)	$(56)	$(57)	$(56)	$(228)	$(56)	$(59)	$(57)	$(56)

Income from Cash and Cash Investments	7	1	2	1	3	22	5	6	5	6

Other Interest Income	2	1	1	—	—	2	1	1	—	—

Realized Gains (Losses) from Financial Investments, Net	3	3	—	—	—	1	1	—	3	(3)

Impairment Charges for Financial Investments	(10)		—	(7)	(3)	(58)	(28)	(1)	(3)	(26)

Other, Net	17	2	4	14	(3)	(22)	(10)	(3)	(4)	(5)

Total Other Income (Expense), Net	$(206)	$(49)	$(49)	$(49)	$(59)	$(283)	$(87)	$(56)	$(56)	$(84)

Notes:
–	Data exclude discontinued operations.

–	Other, Net, includes currency (losses) gains of ($2) million, $11 million, $5 million, and $3 million for the first, second, third and fourth quarters of 2009, respectively.

–	Other, Net, includes currency (losses) of ($10) million, ($5) million, ($3) million, and ($11) million for the first, second, third and fourth quarters of 2008, respectively.

MASCO CORPORATION
Condensed Consolidated Balance Sheets — Unaudited
(in millions)

	December 31,	December 31,
	2009	2008
Assets
Current Assets:
Cash and Cash Investments	$1,413	$1,028
Receivables	983	999
Prepaid Expenses and Other	312	332
Inventories	743	941

Total Current Assets	3,451	3,300
Property and Equipment, Net	1,981	2,136
Goodwill	3,108	3,371
Other Intangible Assets, Net	290	299
Other Assets	345	377

Total Assets	$9,175	$9,483

Liabilities
Current Liabilities:
Notes Payable	$364	$71
Accounts Payable	578	531
Accrued Liabilities	839	945

Total Current Liabilities	1,781	1,547
Long-Term Debt	3,604	3,915
Deferred Income Taxes and Other	973	1,040

Total Liabilities	6,358	6,502
Shareholders’ Equity	2,817	2,981

Total Liabilities and Shareholders’ Equity	$9,175	$9,483

Page10

MASCO CORPORATION
GAAP Reconciliation of Sales Growth
Excluding the Effect of Acquisitions and Currency Translation — Unaudited
(dollars in millions)

	Three Months Ended
	December 31,
	2009	2008	% Δ
Net Sales, As Reported	$1,898	$1,956	-3%
- Acquisitions	—	—
- Currency Translation	(49)	—

Net Sales, Excluding Acquisitions and Currency Translation	$1,849	$1,956	-5%

North America Net Sales, As Reported	$1,441	$1,547	-7%
- Acquisitions	—	—
- Currency Translation	(7)	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$1,434	$1,547	-7%

International Net Sales, As Reported	$457	$409	12%
- Acquisitions	—	—
- Currency Translation	(42)	—

International Net Sales, Excluding Acquisitions and Currency Translation	$415	$409	1%

	Twelve Months Ended
	December 31,
	2009	2008	% Δ
As Reported	$7,792	$9,484	-18%
- Acquisitions	(9)	—
- Currency Translation	151	—

Net Sales, Excluding Acquisitions and Currency Translation	$7,934	$9,484	-16%

North America Net Sales, As Reported	$6,135	$7,482	-18%
- Acquisitions	(9)	—
- Currency Translation	14	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$6,140	$7,482	-18%

International Net Sales, As Reported	$1,657	$2,002	-17%
- Acquisitions	—	—
- Currency Translation	137	—

International Net Sales, Excluding Acquisitions and Currency Translation	$1,794	$2,002	-10%

Notes:
–	Data exclude discontinued operations.

–	The Company presents information comparing results from one period to another excluding the results of businesses acquired in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are driving growth.

–	The Company also presents information comparing results of International operations from one period to another using constant exchange rates. To present this information, current period results for foreign entities are converted into U.S. dollars using the prior period’s exchange rates, rather than exchange rates for the current period. The Company presents this information in order to assess how the underlying businesses performed local currencies before taking into account currency fluctuations.

–	The currency translation effect on North American net sales includes currency translation related to Canadian business units.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit and Margins — Unaudited
(dollars in millions)

	Three Months Ended December 31,
	2009		2008
	$	Margin	$	Margin
Operating Profit, As Reported	$(197)	-10.4%	$(484)	-24.7%
Impairment Charges for Goodwill and Other Intangible Assets	262		467
Business Rationalizations and Other Initiatives	27		39
Charge for Litigation Settlement	—		—
Charge for Defined-Benefit Plan Curtailment	—		—

Operating Profit, As Reconciled	$92	4.8%	$22	1.1%

	Twelve Months Ended December 31,
	2009		2008
	$	Margin	$	Margin
Operating Profit, As Reported	$55	0.7%	$90	0.9%
Impairment Charges for Goodwill and Other Intangible Assets	262		467
Business Rationalizations and Other Initiatives	94		78
Charge for Litigation Settlement	7		9
Charge for Defined-Benefit Plan Curtailment	8		—

Operating Profit, As Reconciled	$426	5.5%	$644	6.8%

Notes:
–	Data exclude discontinued operations.

–	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

MASCO CORORATION
GAAP Reconciliation of Operating (Loss) Profit and Shareholders’ Equity — Unaudited
(in millions)

Twelve
Months Ended
December 31,
2009
Operating (Loss) Profit, As Reported	$55
Impairment Charges for Goodwill and Other Intangible Assets, Continuing Operations	262
Charge for Defined-Benefit Plan Curtailment	8
Charge for Litigation Settlement	7

Operating Profit, As Reconciled	$332

	Twelve Months Ended
	December 31,
	2009	2008
Shareholders’ Equity, As Reported	$2,817	$2,981
Impairment Charges for Goodwill and Other Intangible Assets (after tax)	180	445
Charge for Defined-Benefit Plan Curtailment (after tax)	5	—
Charge for Litigation Settlement (after tax)	4	6

Shareholders’ Equity, As Reconciled	$3,006	$3,432

Notes:
–	Data exclude discontinued operations.

–	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

–	This information is provided as detail for the calculation of return on invested capital (“ROIC”) which is calculated as after-tax operating profit (last twelve months, as reconciled) divided by the total of average debt (net of average cash) and average shareholders’ equity.

Masco Corporation
Reconciliation for Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
Fourth Quarter and Full-Year 2009 and 2008

	Q4-2009			12/31/09 — Full Year
	As	Less: GW	As	As	Less: GW	As
	Reported	Impairment	Reconciled	Reported	Impairment	Reconciled

Net Sales	$1,898		$1,898	$7,792		$7,792
Cost of Sales	1,403		1,403	5,774		5,774

Gross Profit	495	—	495	2,018	—	2,018
Selling, general and administrative expenses	692	(262)	430	1,955	(262)	1,693
Charge for defined benefit plan curtailment	—	—	—	8	—	8

Operating Profit (Loss)	(197)	262	65	55	262	317
Other income (expense), net	(49)	—	(49)	(206)	—	(206)

(Loss) Income from continuing operations before income taxes	(246)	262	16	(151)	262	111
Income tax (benefit) expense	(84)	82	(2)	(49)	82	33

(Loss) Income from continuing operations	(162)	180	18	(102)	180	78
(Loss) income from discontinued operations, net	(12)		(12)	(43)		(43)

Net (Loss) Income	(174)	180	6	(145)	180	35
Less: Net income attributable to noncontrolling interest	(11)	—	(11)	(38)	—	(38)

Net (Loss) Income Attributable to Masco Corporation	$(185)	$180	$(5)	$(183)	$180	$(3)

Earnings (loss) per common share attributable to Masco Corporation (diluted):
Income (Loss) from continuing operations	$(0.49)	$0.51	$0.02	$(0.41)	$0.51	$0.11
Income (Loss) from discontinued operations	(0.03)	—	(0.03)	(0.12)	—	(0.12)

Net income (Loss)	$(0.53)	$0.51	$(0.01)	$(0.53)	$0.51	$(0.01)

Average diluted common shares outstanding	352	352	352	351	351	351

Note: Earnings per common share may not add due to rounding and allocation to participating securitites.